Q3 2025 Results October 30, 2025 Exhibit 99.2

Important Cautionary Statement Regarding Forward-looking Statements This presentation contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements regarding: the Company’s financial guidance including total net revenue, SUBLOCADE® net revenue, Non-GAAP gross margin, Non-GAAP operating expenses, and Adjusted EBITDA; expected future operating expense savings; our expectation that we can grow and accelerate SUBLOCADE net revenue, generate immediate accretion from profitability and cash flow growth exceeding revenue growth, and leverage strengthened financial profile to acquire next growth drivers; our product development pipeline and potential future products, the timing of clinical trials, expectations regarding regulatory approval of such product candidates, the timing of such approvals, and the timing of commercial launch of such products or product candidates, and eventual annual revenues of such future products; and other statements containing the words "believe," "anticipate," "plan," "expect," "intend," "estimate," "forecast," “strategy,” “target,” “guidance,” “outlook,” “potential,” "project," "priority," "may," "will," "should," "would," "could," "can," the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies and fund additional investments that we expect to generate increased revenue, and the timing of such action; and the results of pending and future clinical trials, and the decisions of relevant regulators. For additional information about some of the risks and important factors that could affect our future results and financial condition, see "Risk Factors" in our Annual Report on Form 10-K filed March 3, 2025, in our Quarterly Reports on Forms 10-Q filed May 1, 2025, and July 31, 2025, and our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date that they are made and should be regarded solely as our current plans, estimates and beliefs. Except as required by law, we do not undertake and specifically decline any obligation to update, republish or revise forward-looking statements to reflect future events or circumstances or to reflect the occurrences of unanticipated events. 2 Q3 2025 Results | OCTOBER 30, 2025

Joe Ciaffoni Chief Executive Officer

Call Agenda 4 Execution Against the Indivior Action AgendaJoe Ciaffoni, CEO SUBLOCADE® Commercial UpdatePatrick Barry, CCO Q3 Performance & FY 2025 GuidanceRyan Preblick, CFO ConclusionJoe Ciaffoni, CEO Q&AAll participants Q3 2025 Results | OCTOBER 30, 2025

SUBLOCADE Net Revenue Q3 2025 Business Highlights 1Adjusted EBITDA is a Non-GAAP Financial Measure with Net Income as the most directly comparable; Net Income/(loss) was $22m in Q3 2024 and $42m in Q3 2025; See Non-GAAP Financial Measures in the Appendix for reconciliation. Total Net Revenue Adjusted EBITDA1 Raising Full-Year 2025 Financial Guidance +2% +15% +14% Q3 2025 Results | OCTOBER 30, 2025 5

Q3 2025 RESULTS | OCTOBER 30, 2025

Indivior Action Agenda

Phase I – Generate Momentum – Underway

Phase III – Breakout (H2'26 – Beyond)

- Leverage strengthened financial profile to acquire next growth drivers

Phase II – Accelerate (Jan. '26)

- Accelerate U.S. SUBLOCADE net revenue
- Generate immediate accretion from profitability and cash flow growth exceeding revenue growth

Phase I – Generate Momentum (H2'25)

- Grow U.S. SUBLOCADE net revenue
- Simplify the organization and establish "go-forward" operating model
- Determine actions and investments necessary to expand LAI penetration in U.S. BMAT category to accelerate U.S. SUBLOCADE net revenue


I
II
III

LAI: long-acting injectable. BMAT: buprenorphine medication assisted treatment.

INDIVIOR 6

Progress on Phase I of the Indivior Action Agenda Grow SUBLOCADE in the U.S. Q3 2025 Results | OCTOBER 30, 2025 LSE: London Stock Exchange. DTC: Direct-to-consumer. Simplify the organization and establish “go-forward” operating model Determine actions and investments necessary to expand LAI penetration in U.S. BMAT category to accelerate U.S. SUBLOCADE net revenue +7% U.S. SUBLOCADE YTD Net Revenue Growth Completed LSE delisting Consolidated operating footprint Restructured R&D and Medical Affairs organizations Pursuing U.S. domicile Discontinued sales and marketing support of OPVEE Optimizing the Rest of World business At least $150m in annual expense savings in 2026 1 2 3 Launched new DTC campaign Omnichannel patient activation initiative

Patrick Barry Chief Commercial Officer

Q3 2025 RESULTS | OCTOBER 30, 2025

Q3 2025 U.S. SUBLOCADE Performance

Solid SUBLOCADE Dispense Growth[1]


+8%
YoY
+3%
QoQ
158,500
165,700
171,500
Q3'24
Q2'25
Q3'25

TTM SUBLOCADE Patients[2]


+5%
YoY
166,628
174,674
Q3'24
Q3'25

Growing SUBLOCADE Prescriber Base[3]


+11%
YoY
7,687
8,568
Q3'24
Q3'25

Improving Prescriber Depth: HCPs with 5+ SUBLOCADE Patients[3]


+11%
YoY
3,047
3,375
Q3'24
Q3'25

INDIVIOR

[1]Total number of dispenses (new and refill) within the quarter (Indivior analytics). [2]Rolling 12 mos. Estimated patients in treatment (Indivior analytics). [3]Active count of prescribing HCPs excluding delisted and Specialty HCPs (Indivior analytics).

9

Direct-To-Consumer Campaign: Move Forward in Recovery 10 Q3 2025 Results | OCTOBER 30, 2025 Omnichannel patient activation initiative including: National television, digital, and social media In-office and point of care materials Newly designed patient website Committed to invest at sustained levels to drive awareness of SUBLOCADE and encourage patients to speak with their doctor Launched on October 1

Ryan Preblick Chief Financial Officer

Q3 2025 Results | OCTOBER 30, 2025

Q3 2025 Financial Highlights

OPERATING RESULTS:

$ mil	Q3 2025	Q3 2024	Change
Net Revenue (NR):	**314**	**307**	**2%**
Gross Profit:	**230**	**241**	**(4)%**
Gross Margin	73%	79%	(646)bps
Non-GAAP Gross Profit:	**263**	**251**	**5%**
Non-GAAP Gross Margin[1]	84%	82%	251bps
Operating Expenses[2]:	**(187)**	**(206)**	**(9)%**
Non-GAAP Operating Expenses[1]:	(145)	(150)	(3)%
Non-GAAP Selling and Marketing	(56)	(46)	20%
Non-GAAP General and Administrative	(71)	(81)	(13)%
Non-GAAP Research and Development	(20)	(22)	(11)%
Net Income	**42**	**22**	**95%**
Non-GAAP Net Income[1]	93	65	42%
Adjusted EBITDA[1]	**120**	**105**	**14%**

KEY TAKEAWAYS: (vs. Q3 2024 unless otherwise indicated)

Total Net Revenue (+2%) Strong SUBLOCADE net revenue growth more than offsetting SUBOXONE Film Net Revenue erosion and PERSERIS discontinuation

SUBLOCADE Net Revenue (+15%) primarily reflecting solid dispense volume growth and gross-to-net benefits

U.S. SUBOXONE Film Net Revenue benefiting from continued price stability in the U.S. YTD

Total Non-GAAP Operating Expenses[1] (-3%) primarily reflecting cost reduction actions, PERSERIS discontinuation and R&D and medical affairs restructuring, partially offset by increased SUBLOCADE commercial investments

Adjusted EBITDA[1] (+14%) reflecting positive operating leverage from higher net revenue and lower operating expenses

INDIVIOR

Columns and rows may not foot due to rounding. [1]See non-GAAP Financial Measures in the Appendix for reconciliation. [2]GAAP Selling and Marketing Expenses were $62m in Q3 2025 and $55m in Q3 2024, GAAP General and Administrative Expenses were $94m in Q3 2025 and $87m in Q3 2024, GAAP Research and Development expenses were $33m in Q3 2025 and $22m in Q3 2024, GAAP Litigation Settlement expenses were $36m in Q3 2024.

12

Strong Balance Sheet with Significant Cash Flow Generation 13 Q3 2025 Results | OCTOBER 30, 2025 Cash & Cash Equivalents1 +$125m* <1.0x adjusted leverage ratio2 1See discussion of obligations in Note 12 in SEC filed form 10-K on March 3, 2025. 2Defined as Total Debt divided by Adjusted EBITDA for the trailing 12 months; Total debt excludes legal settlement obligations. * May not foot due to rounding. ~$200m in net cash provided by operations YTD

Q3 2025 RESULTS | OCTOBER 30, 2025

Raising 2025 Financial Guidance: Reflecting Stronger Top-Line Growth

	Previous Guidance (7/31/25)	Updated Guidance (10/30/25)[1]	Change vs. 2024[2]
Total Net Revenue	**$1,030m - $1,080m**	**$1,180m - $1,220m**	**+1%**
SUBLOCADE Net Revenue	**$765m - $785m**	**$825m - $845m**	**+10%**
Non-GAAP Gross Margin[3]	**Low to mid 80% range**	**Low to mid 80% range**	*n/a*
Non-GAAP Operating Expenses[3]	**$585m - $600m**	**$585m - $600m**	**-10%**
Non-GAAP SG&A[3]	$500m – $510m	$510m – $520m	**-7%**
Non-GAAP R&D[3]	$85m – $90m	$75m – $80m	**-25%**
Adjusted EBITDA[3]	**$275m - $300m**	**$400m - $420m**	**+15%**

[1]As of October 30, 2025, before exceptional items and assuming no material change in key FX rates vs. FY 2024 average rates. Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025. [2]Represents the midpoint of 2025 guidance ranges compared to 2024 actuals. [3]For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slides 21-28 for details.

INDIVIOR

14

Completed LSE delisting Restructured R&D and Medical Affairs organizations Discontinued sales and marketing support of OPVEE “Go-Forward” Operating Model Established 15 Q3 2025 Results | OCTOBER 30, 2025 Expect at least $150m in Non-GAAP Operating Expense Savings in 20261,2 ~$60m Simplification Actions to Generate Savings 1Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025. 2For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slides 21-28 for details. Pursuing U.S. domicile Consolidated operating footprint Optimizing the Rest of World business ≥ $150m reduction from high-end of guidance range reduction

Concluding Remarks

Executing on Phase I, Generate Momentum, of Indivior Action Agenda Deliver on Raised 2025 Financial Guidance Clear Focus on Executing Indivior Action Agenda and Delivering on Commitments 17 Q3 2025 Results | OCTOBER 30, 2025 Begin Phase II, Accelerate, on January 1, 2026

Q&A

Appendix

Q3 2025 RESULTS | OCTOBER 30, 2025

Key Ongoing Clinical Trials

Trial	Population	Patients	Design	Primary Endpoints	Status	Estimated Completion
INDV-6001 3-month long-acting buprenorphine Phase II NCT06576843	Moderate to severe Opioid Use Disorder (OUD)	122	Multiple dose Phase 2 PK study	Evaluate PK, safety and tolerability of INDV-6001 following multiple doses in participants with OUD	Last Patient First Visit Q2-2025[2]	Last Patient Last Visit Q4 2025
INDV-2000 Selective Orexin-1 receptor antagonist Phase II NCT06384157	Moderate to severe Opioid Use Disorder (OUD)	300	Placebo or 3 dosing regimes of INDV-2000	Efficacy – Proportion (probability) of patients without treatment failure[1] by the end of week 12	Last Patient First Visit Q3-2025[3]	Last Patient Last Visit Q4 2025

INDIVIOR

[1]Treatment failure defined as either one of two criteria: 1. Urine Drug Screen positive for opioids, or fentanyl on 4 consecutive assessments while participants are on INDV-2000 or placebo alone, 2. Discontinued INDV-2000 or placebo prematurely. [2]Status as per June 24, 2025. [3]Status as per July 7, 2025.

20

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 21 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 GAAP gross profit $230 $241 $702 $707 Adjustments within cost of sales Manufacturing transition 2 — 4 — Discontinuation of OPVEE sales and marketing 30 — 30 — Discontinuation of PERSERIS marketing and promotion — 10 — 42 Adjustments in cost of sales 33 10 34 42 Non-GAAP Gross Profit $263 $251 $736 $749 Columns may not foot due to rounding.

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 22 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 GAAP operating expenses $187 $206 $521 $715 Share-based compensation 6 6 21 18 Corporate initiative transition1 35 — 41 — Discontinuation of PERSERIS marketing and promotion — 9 — 12 Acquisition-related costs2 — — — 4 U.S. listing costs — — — 4 Litigation settlement expense — 36 1 196 Mark-to-market on equity investments — 5 — 5 Less: Adjustments in operating expenses 42 56 62 239 Non-GAAP operating expenses $145 $150 $459 $476 Columns may not foot due to rounding. 1Includes legal and consulting costs, impairment related to planned facility closures and expenses related to severance. 2Non-recurring costs related to the acquisition and integration of the aseptic manufacturing site acquired in November 2023.

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 23 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 GAAP general and administrative expenses $94 $87 $236 $250 Adjustments within G&A Share-based compensation 6 6 21 18 Corporate initiative transition1 16 — 22 — Acquisition-related costs2 — — — 4 U.S. listing costs — — — 4 Less: Adjustments in general and administrative expenses 23 6 42 26 Non-GAAP general and administrative expenses $71 $81 $194 $224 Columns may not foot due to rounding. 1Includes legal and consulting costs and expenses related to severance. 2Non-recurring costs related to the acquisition and integration of the aseptic manufacturing site acquired in November 2023.

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 24 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 GAAP selling and marketing expenses $62 $55 $209 $188 Adjustments within S&M Corporate initiative transition1 6 — 6 — Discontinuation of PERSERIS marketing and promotion — 9 — 12 Less: Adjustments in selling and marketing expenses 6 9 6 12 Non-GAAP selling and marketing expenses $56 $46 $203 $176 Columns may not foot due to rounding. 1Includes severance-related costs.

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 25 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 GAAP research and development expenses $33 $22 $76 $76 Adjustments within R&D Corporate initiative transition1 13 — 13 — Less: Adjustments in research and development expenses 13 — 13 — Non-GAAP research and development expenses $20 $22 $63 $76 Columns may not foot due to rounding. 1Includes expenses related to severance and impairment related to planned facility closures.

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 26 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 GAAP tax expense (benefit) $(5) $8 $50 $(4) Tax on non-GAAP adjustments (19) (20) (26) (66) Tax settlement1 (1) — 32 — Other tax non-GAAP adjustments (4) (2) (2) 3 Less: Adjustments in tax expenses (24) (22) 5 (63) Non-GAAP tax expense $19 $31 $46 $60 Columns may not foot due to rounding. 1Reflects an HMRC settlement which became probable during the second quarter, relating to aspects of prior years' intercompany financing arrangements. The settlement is not expected to impact our future tax rates. The 2025 YTD effective tax rate was 32% (2024 YTD: 21%). On a non-GAAP basis, the 2025 YTD effective tax rate was 18% (2024 YTD: 23%). We define Non-GAAP effective tax rate as Non-GAAP tax expense divided by Non-GAAP income before taxation.

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 27 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 GAAP net income (loss) $42 $22 $108 $(14) Adjustments in cost of sales 33 10 34 42 Adjustments in selling, general and administrative expenses 29 15 48 38 Adjustments in research and development expenses 13 — 13 — Litigation settlement expenses — 36 1 196 Adjustments in net other operating income — 5 — 5 Adjustments in interest expense1 — — 4 — Adjustments in tax expenses (24) (22) 5 (63) Non-GAAP net income $93 $65 $213 $203 Non-GAAP diluted earnings per share $0.72 $0.49 $1.68 $1.50 Shares used in computing diluted non-GAAP earnings per share 129 133 127 135 Columns may not foot due to rounding. 1Reflects interest related to an HMRC settlement which became probable during the second quarter. Non-GAAP diluted earnings/(loss) per share Management believes that non-GAAP diluted earnings/(loss) per share, adjusted for the impact of non-recurring items and other adjustments after the appropriate tax amount, may provide meaningful information on underlying trends to shareholders in respect of earnings per ordinary share. Weighted average shares used in computing non-GAAP diluted earnings per share are included in the table above. A reconciliation of GAAP net income to non-GAAP net income is included above.

Financial Reconciliations Reconciliation of GAAP to non-GAAP financial information 28 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Net income (loss) $42 $22 $108 $(14) Interest (income) (6) (5) (16) (18) Interest expense 12 11 39 28 Income tax expense (benefit) (5) 8 50 (4) Depreciation and amortization 2 4 8 11 Share-based compensation expense 6 6 21 18 Corporate initiative transition 35 — 41 — Manufacturing transition 2 — 4 — Discontinuation of OPVEE sales and marketing 30 — 30 — Discontinuation of PERSERIS marketing and promotion — 19 — 54 Acquisition-related costs — — — 4 U.S. listing costs — — — 4 Legal costs/provision — 36 1 196 Impairment of equity investment — 5 — 5 Adjusted EBITDA $120 $105 $286 $284 Columns may not foot due to rounding. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, income tax expense or benefit, depreciation and amortization, as well as share-based compensation and other adjustments reflecting changes in our business that do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.